Exhibit 24.1

POWER OF ATTORNEY

Each director and officer of Huntington Bancshares Incorporated (the Corporation), whose signature appears below hereby appoints Marcy C. Hingst, Stephen D. Steinour, and Zachary Wasserman, or any of them, as his or her attorney-in-fact, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation’s Annual Report on Form 10-K (the Annual Report) for the fiscal year ended December 31, 2023, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Annual Report and any amendments thereto in its name and behalf, each such person and the Corporation hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney, in counterparts if necessary, effective as of February 12, 2024.

DIRECTORS/OFFICERS:
Signature / Title

/s/ Stephen D. Steinour
Stephen D. Steinour Chairman, President, Chief Executive Officer, and Director (Principal Executive Officer)

/s/ Zachary Wasserman
Zachary Wasserman Senior Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Nancy E. Maloney
Nancy E. Maloney Executive Vice President and Controller (Principal Accounting Officer)

/s/ Alanna Y. Cotton
Alanna Y. Cotton
Director

/s/ Ann B. Crane
Ann B. Crane
Director

/s/ Gina D. France
Gina D. France
Director

/s/ Rafael Andres Diaz-Granados
Rafael Andres-Diaz-Granados
Director

/s/ J. Michael Hochschwender
J. Michael Hochschwender
Director

/s/ John C. Inglis
John C. Inglis
Director

/s/ Richard H. King
Richard H. King
Director

/s/ Katherine M.A. Kline
Katherine M.A. Kline
Director

/s/ Richard W. Neu
Richard W. Neu
Director

/s/ Kenneth J. Phelan
Kenneth J. Phelan
Director

/s/ David L. Porteous
David L. Porteous
Director

/s/ Roger J. Sit
Roger J. Sit
Director

/s/ Jeffrey L. Tate
Jeffrey L. Tate
Director

/s/ Gary Torgow
Gary Torgow
Director